[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
EXHIBIT 10.1

AMENDMENT NO. 4 TO SITAGLIPTIN SUPPLY AGREEMENT

AMENDMENT NO. 4 TO SITAGLIPTIN CATALYST SUPPLY AGREEMENT effective as of January 1, 2016 (the “AMENDMENT EFFECTIVE DATE”) (this “Amendment”) by and between CODEXIS, INC., (the “Vendor”), a Delaware corporation, having a place of business at 200 Penobscot Drive, Redwood City, CA 94063 (“CODEXIS”) and MERCK SHARP AND DOHME CORP. (the “Company”), having a place of business at One Merck Drive, Whitehouse Station, NJ 08889-0100. (“MERCK”)

W I T N E S S E T H:

WHEREAS, the parties are party to that certain SITAGLIPTIN CATALYST SUPPLY AGREEMENT dated as of February 1, 2012, as amended as of October 1, 2013, February 25, 2015 and as of December 4, 2015 (as so amended, the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to modify the terms of the Agreement as more fully set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	As of the AMENDMENT EFFECTIVE DATE, the Agreement is amended as follows:

1.01	Section 1.10.1 is added as follows:
““CUMULATIVE SUBSTANCE PURCHASE VOLUME” shall mean the total aggregate quantities of SUBSTANCE (in kg.) delivered to MERCK, its AFFILIATES and/or its THIRD PARTY SUPPLIERS by CODEXIS on or after [***], 20[***].”

1.02	Section 1.10.2 is added as follows:
“”CUMULATIVE SUBSTANCE PURCHASE VOLUME TIER” shall mean each of the Cumulative Substance Purchase Volume Tier(s) specified in ATTACHMENT 3, SUBSTANCE PRICE/VOLUME TABLE 2.”

1.03	Section 2.1.3 shall be amended to read in its entirety as follows:
“Beginning January 1, 2018, MERCK, its AFFILIATES, and its THIRD PARTY SUPPLIER have the right to purchase up to and including [***]% of SUBSTANCE demand directly from a direct SUBSTANCE MANUFACTURER. The direct SUBSTANCE MANUFACTURER will be [***], which is also the SECONDARY SUBSTANCE MANUFACTURER for CODEXIS.
MERCK will negotiate the price for such SUBSTANCE directly with [***] and CODEXIS will not be involved in any part of the commercial agreement.
MERCK’s right to purchase directly from [***] will commence upon the qualification of [***] as both CODEXIS’s SECONDARY SUBSTANCE MANUFACTURER (See Section 2.1.5) and MERCK’s direct SUBSTANCE MANUFACTURER, but not earlier than [***], 20[***]. Within ninety (90) days after delivery by [***] (as MERCK’s, its AFFILIATES’, and its THIRD PARTY SUPPLIERS’ direct SUBSTANCE MANUFACTURER) to MERCK (or its AFFILIATE(S) or THIRD PARTY SUPPLIER(S)) as a SUBSTANCE MANUFACTURER, MERCK shall pay CODEXIS $[***].
In the event that during any calendar year (N) MERCK’s, its AFFILIATES’, and its THIRD PARTY MANUFACTURERS purchases from direct SUBSTANCE MANUFACTURER(s) exceeds [***]% of MERCK’s SUBSTANCE demand in calendar year (N), thereby resulting in a CODEXIS share of less than [***]% for calendar year (N), then MERCK shall make up such deficit of purchases from CODEXIS in the following calendar year (N+1). Such make-up volume shall be in addition to the [***]% of SUBSTANCE demand MERCK, its AFFILIATES, and its THIRD PARTY SUPPLIERS are required to purchase from CODEXIS in calendar year (N+1). Make-up volume to be purchased in calendar year (N+1) will be priced according to the CUMULATIVE SUBSTANCE PURCHASE VOLUME TIER applicable on December 31 of calendar year (N).”

1.04	Section 2.1.5 shall be amended to read in its entirety as follows:
“CODEXIS has elected to have [***] identified and qualified as CODEXIS’ SECONDARY SUBSTANCE MANUFACTURER. The PARTIES agree to have [***] qualified as the SECONDARY SUBSTANCE MANUFACTURER by [***], 20[***] in order for the one-time payment of $[***] (per Section 2.1.3) to be paid by MERCK to CODEXIS. The PARTIES agree that SUBSTANCE qualification shall be defined as: 1) the successful CODEXIS release and delivery (FCA [***] [Incoterms, 2010]) of [***] of SUBSTANCE meeting the QUALITY

STANDARDS SPECIFICATION per Section 6.1 and 6.2 of this AGREEMENT and 2) the successful completion of a MERCK Quality Audit at the [***] facility per Sections 2.1.5 and 6.5 of this AGREEMENT. MERCK shall complete the Quality Audit and provide the corresponding Quality Audit report within [***] days of the FCA [***] delivery of the [***] of SUBSTANCE. For the avoidance of doubt, [***] of SUBSTANCE shall be released and delivered (FCA [***]) no later than [***]-[***]-20[***] to enable [***] days for a Merck Quality Audit and report. Corrective Actions resulting from the Quality Audit shall not delay payment of the $[***] fee per Section 2.1.5 of this AGREEMENT and, for the purposes of such payment fee only, the Quality Audit shall be deemed completed after [***] days of such FCA [***] delivery of the [***] of SUBSTANCE.”

1.05	Section 2.2.1.1 shall be amended to read in its entirety as follows:
“Within [***] business days at the beginning of each QUARTER during the TERM, MERCK shall provide CODEXIS in writing (e-mail is acceptable) a good faith forecast reflecting MERCK’s, its AFFILIATES’, and its THIRD PARTY SUPPLIERS’ requirements, if any, for SUBSTANCE for each of the following six (6) QUARTERS by setting forth the quantities of SUBSTANCE to be supplied, broken down by QUARTER. All projected order dates, quantities and shipping dates set forth in the forecasts delivered pursuant to this Section 2.2.1.1 shall be binding on MERCK in respect of the requirements set forth for the two (2) full QUARTERS immediately following the delivery of each such forecast. Except as provided in this Section 2.2.1.1, it is understood and agreed that the forecasts shall not constitute commitments to take DELIVERY of SUBSTANCE or FIRM ORDERS unless such forecasts are specified in writing by MERCK as binding.”

1.06	Section 2.2.1.2 shall be amended to read in its entirety as follows:
“At least [***] days prior to the beginning of each QUARTER during the TERM, MERCK, its AFFILIATES, and its THIRD PARTY SUPPLIERS shall place a FIRM ORDER for its requirements of SUBSTANCE for such QUARTER. MERCK, its AFFILIATES, and its THIRD PARTY SUPPLIERS may also place a FIRM ORDER at any time during the TERM of this AGREEMENT; provided that such FIRM ORDER is submitted at least [***] days prior to the earliest DELIVERY date set forth in such FIRM ORDER. Each FIRM ORDER shall specify the following:
1.    Quantity of SUBSTANCE ordered;
2.    The SUBSTANCE price based on Attachment 1 of Amendment 4;
3.    The required DELIVERY date(s);
4.    The ship-to address;
5.    The specific packaging amount;
6.    Shipping conditions; and
7.     The current loading factor.
Any direct purchases by THIRD PARTY SUPPLIERS from CODEXIS will be governed by applicable provisions in this AGREEMENT (e.g. cancellation or delay of FIRM ORDERS, required LEAD TIME, IP protections, quality, invoicing and payment terms, warranties, limitations of liability, indemnification, etc.) MERCK shall guarantee [***]. CODEXIS shall use commercially reasonable efforts to promptly notify MERCK if any THIRD PARTY SUPPLIER is late in payment owed to CODEXIS. CODEXIS shall not accept FIRM ORDERS from any THIRD PARTY SUPPLIERS if the total outstanding balance due to CODEXIS from any THIRD PARTY SUPPLIERS exceeds $[***].”

1.07	Section 4.1.2.2 shall be amended to read in its entirety as follows:
“Subject to Section 9.1, MERCK shall pay CODEXIS a SUBSTANCE FEE for the purchase of SUBSTANCE according to the schedule in ATTACHMENT 3 (Revised Effective [***], 20[***]). The pricing set forth in ATTACHMENT 3 (Revised Effective [***], 20[***]) will apply through the remaining TERM of this AGREEMENT based on the current [***]% SUBSTANCE LOADING FACTOR. The PARTIES agree to negotiate a new pricing table should MERCK reduce the current [***]% SUBSTANCE LOADING FACTOR.
The PARTIES agree that such ATTACHMENT 3 (Revised Effective [***], 20[***]) shall apply equally to all FIRM ORDERS placed by MERCK, its AFFILIATES and its THIRD PARTY SUPPLIERS directly with CODEXIS for DELIVERY of SUBSTANCE under this AGREEMENT.”

1.08	Section 12.1 shall be amended to read in its entirety as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“This AGREEMENT shall become effective as of February 1, 2012 and shall continue in effect until February 1, 2022. This AGREEMENT may be renewed for an additional five (5) year term (beginning February 1, 2022) upon mutual written agreement executed by both PARTIES. Both PARTIES shall meet between [***], 20[***] and [***], 20[***] to discuss an extension of this AGREEMENT currently expiring on February 1, 2022.”

1.09	As of the AMENDMENT EFFECTIVE DATE, Article 12.2 of the AGREEMENT is deleted in its entirety.

1.10	Section 13.1.1 shall be amended to read in its entirety as follows:
“MERCK shall have the right to terminate this AGREEMENT at any time after January 1, 2018 in its sole discretion by giving 24 months advance written notice to CODEXIS.”

1.	Miscellaneous

2.01
Effect of Amendment; Joinder. Except as expressly changed by this Amendment, the Agreement shall remain in full force and effect in accordance with its stated terms. The Agreement and the Schedules and Exhibits thereto, as amended by this Amendment and all preceding amendments, set forth the entire understanding of the parties with respect to the subject matter thereof. There are no agreements, restrictions, promises, warranties, covenants or undertakings other than those expressly set forth or referred to therein. The Agreement and the Schedules and Exhibits thereto, as amended by this Amendment and all preceding amendments, supersede all prior agreements and undertakings between the parties with respect to such subject matter.

2.02
Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered is deemed an original. All such counterparts together constitute but one and the same instrument.

2.03	Definitions. All capitalized terms used but not defined in this Amendment shall have the respective definitions assigned to such terms in the Agreement.
IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives as of the date and year first written above.

Codexis Inc.	Merck Sharp & Dohme Corp.

By: /s/ Gordon Sangster	By: /s/ Aatush Chauhan
Name: Gordon Sangster	Name: Aatush Chauhan
Title: Senior Vice President and CFO	Title: Director, API/Intermediates Procurement
Date: 29 June 2016	Date: 03 August 2016

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 3 (REVISED [***], 20[***])

SUBSTANCE FEES

SUBSTANCE Price Table 1

CALENDAR YEAR 20[***] DELIVERIES OF SUBSTANCE	SUBSTANCE PRICE AT [***]% SUBSTANCE LOADING FACTOR ($/kg)
All deliveries from [***], 20[***] through [***], 20[***] All deliveries from and after [***], 20[***] through [***], 20[***]	$[***] $[***]

SUBSTANCE Price/Volume Table 2

CUMULATIVE SUBSTANCE PURCHASE VOLUME TIER [CUMULATIVE SUBSTANCE PURCHASE VOLUME delivered commencing [***], 20[***] and thereafter] (kg)		SUBSTANCE PRICE AT [***]% SUBSTANCE LOADING FACTOR ($/kg)
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]	[***]	$[***]
[***]		$[***]

Effective [***], 20[***], in the event that [***], the parties shall negotiate in good faith a new SUPPLY PRICE [***], 20[***]. CODEXIS shall provide [***]. In all cases, throughout the Term, CODEXIS shall [***] not later than [***], 20[***], [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.